                                                                   EXHIBIT 10.12

                              EMPLOYMENT AGREEMENT
                              --------------------

       THIS EMPLOYMENT AGREEMENT (Agreement) is made and entered into on this
       -------------------------
December 7, 1994, at Fayetteville, Washington County, Arkansas, by and between SOUTHWESTERN ENERGY COMPANY, an Arkansas business corporation, designated herein
---------------------------
as SWEN, and CHARLES E. SCHARLAU, designated herein as EMPLOYEE.
             -------------------                       --------

          WHEREAS, the parties hereto are subject to an Employment Agreement dated December 18, 1990, and desire to amend such agreement by extending its term, and

          WHEREAS, at its meeting held on October 5, 1994, the Board of Directors by a motion duly made and passed authorized the extension of the Employment Agreement dated December 18, 1990, for an additional two (2) years, and

          WHEREAS, Employee has advised SWEN of his desire to extend the term of employment as provided in the Employment Agreement.

     Agreement:  For and in Consideration of the foregoing recitals and of the
     ---------   ------------------------
mutual and interdependent promises SWEN and EMPLOYEE agree that Section C(1)(a)
                                   ----     --------
and Section C(2) are hereby amended to read as follows:

          C(1)(a) The EMPLOYEE'S employment under this Agreement shall commence with January 1, 1991, and shall continue until the expiration of seven (7) years from and after the said date. During such period the EMPLOYEE shall perform the services as a full-time EMPLOYEE of SWEN as designated by the Board of Directors in the area of the Chief Executive Officer of all of the business activities of SWEN.

          C(2)  Termination of Employment of the Employee:  If SWEN shall
                -----------------------------------------
     terminate the employment of the EMPLOYEE at any time during the seven (7) year period commencing January 1, 1991, and ending on December 31, 1997, then the termination rights of the EMPLOYEE hereunder shall be determined pursuant to and under that certain Executive Severance Agreement dated August 4, 1989, between SWEN and the EMPLOYEE. The Contract dated August 4, 1989, and identified hereinabove is hereby referred to for a full recital of the terms and provisions thereof and by this reference is made a part hereof.

     All other terms and conditions of the Employment Agreement dated December 18, 1990 between SWEN and EMPLOYEE remain in effect as written.
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement in original triplicates on this December 7, 1994, effective as of the date first hereinabove written.

                                    SOUTHWESTERN ENERGY COMPANY



ATTEST:                             By__________________________________
                                     John Paul Hammerschmidt

_______________________________
Greg D. Kerley, Secretary
                                    _____________________________________
                                    Charles E. Sanders

                                    COMPENSATION COMMITTEE OF THE
                                    BOARD OF DIRECTORS


                                    _______________________________________
                                    Charles E. Scharlau

                                    EMPLOYEE

                                ACKNOWLEDGEMENT
                                ---------------

STATE OF ARKANSAS
COUNTY OF WASHINGTON

     BE IT REMEMBERED, that on this day came before the undersigned, a Notary Public, within and for the County aforesaid, duly commissioned and acting, John Paul Hammerschmidt and Charles Sanders, to me well known as the members of the compensation committee and Greg D. Kerley as the secretary of the committee of the Board of Directors of Southwestern Energy Company, a corporation, and stated that they had executed the same for the consideration and purposes therein mentioned and set forth.

     WITNESS my hand and seal as such Notary Public this 7th day of December, 1994.

                                    ______________________________________
                                    Notary Public
My Commission Expires:

_________________________



                                ACKNOWLEDGEMENT
                                ---------------

STATE OF ARKANSAS
COUNTY OF WASHINGTON

     BE IT REMEMBERED, that on this day came before the undersigned, a Notary Public, within and for the County aforesaid, duly commissioned and acting, Charles E. Scharlau, to me well known as the party in the foregoing agreement, and stated that he had executed the same for the consideration and purposes therein mentioned and set forth.

     WITNESS my hand and seal as such Notary Public this 7th day of December, 1994.

                                    _______________________________________
                                    Notary Public

My Commission Expires:

_________________________